UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2021

_______________________________

STAR GROUP, L.P.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-14129	06-1437793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West Broad Street, Suite 310

Stamford, CT 06902

(Address of Principal Executive Offices) (Zip Code)

(203) 328-7310

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SGU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 21, 2021, Star Group, L.P., a Delaware partnership, issued a press release declaring its quarterly distribution on all units for the fiscal second quarter ended March 31, 2021.  A copy of the press release is furnished within this report as Exhibit 99.1.

The information in this report is being furnished, and is not deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 7.01. Regulation FD Disclosure.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1  A copy of the Star Group, L.P. Press Release dated April 21, 2021.

Exhibit 104   Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR GROUP, L.P.
By: Kestrel Heat, LLC (General Partner)

Date: April 21, 2021	By:	/s/ Richard F. Ambury
Richard F. Ambury
Chief Financial Officer Principal Financial Officer